Exhibit 10.6

[Form of]

REALCO INTERNATIONAL, INC.

SUBSCRIPTION AGREEMENT

PLEASE READ CAREFULLY BEFORE SIGNING

ALL SUBSCRIPTIONS ARE SUBJECT TO ACCEPTANCE BY THE OFFICERS. ALL INFORMATION REQUIRED TO BE PROVIDED HEREIN BY SUBSCRIBERS FOR DETERMINING PURCHASER QUALIFICATION WILL BE KEPT STRICTLY CONFIDENTIAL.

1. Subscription for Common Stock and Warrants. The undersigned ________________________ (“Holder”) hereby irrevocably agrees to acquire $______________ of the “Units” of Realco International, Inc., a public Nevada shell corporation (the “Company”). A “Unit” consists of one (1) share of Company common stock (the “Common Stock”) and one (1) warrant to purchase one (1) share of Common Stock (the “Warrant”). The Common Stock and Warrants acquired hereby are referred to hereinafter as the “Units,” "Securities" or the “Interests.”

2. Acceptance. The undersigned agrees that, upon the acceptance of this Subscription by the Company, the undersigned shall become a shareholder in the Company.

3. Representations and Warranties. To induce the Company to accept this Subscription Agreement, the undersigned hereby represents, warrants and covenants to the Company as follows:

A. The undersigned acknowledges that the undersigned has been furnished with the Private Placement Memorandum (the “Memorandum”) which sets forth the relevant terms and conditions of this investment and such other documents, materials and information as the undersigned (and the undersigned's purchaser representative, if any) deems necessary or appropriate for evaluating an investment in the Company. The undersigned confirms that the undersigned (and the undersigned's purchaser representative, if any) carefully has read and understands these materials and has made such further investigation of the Company as was deemed appropriate to obtain additional information to verify the accuracy of such materials and to evaluate the merits and risks of this investment. The undersigned acknowledges that the undersigned (and the undersigned's purchaser representative, if any) has had the opportunity to ask questions of, and receive answers from, the officers of the Company and persons acting on their and the Company's behalf, concerning the terms and conditions of the offering and the information contained in the offering materials, and all such questions have been answered to the undersigned's full satisfaction.

B. The undersigned has had an opportunity to review and, in fact, meets the suitability standards required for this investment, as set forth in the Memorandum.

C. The undersigned understands that the Interests have not been registered under the Securities Act of 1933, as amended ("Act") or the securities or similar laws of any state, and are offered in reliance on exemptions therefrom.

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D. The undersigned understands that neither the Securities and Exchange Commission nor any other federal or state agency has recommended, approved or endorsed the purchase of the Interests as an investment or passed on the accuracy or adequacy of the information set forth in the Memorandum or any other Company documents.

E. The undersigned is in a financial position to afford to hold the Interests indefinitely, the undersigned's financial condition being such that the undersigned is not presently under (and does not contemplate any future) necessity or constraint to dispose of such Interests, other than through redemption, to satisfy any existing or contemplated debt or undertaking.

F. The undersigned recognizes that the Company is a highly speculative venture involving a high degree of risk, and the undersigned can bear the economic risk of losing the undersigned's entire investment in Interests. The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth and investment in the Interests will not cause the undersigned's overall commitment to become excessive. The undersigned is familiar with the nature of, and risks attendant to, investments in securities of the type being subscribed for and has determined, in consultation with the undersigned's purchaser representative, if any, that the purchase of such securities is consistent with the undersigned's investment objectives.

G. The undersigned, either alone or together with the undersigned's purchaser representative, if any, has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of this investment and to be capable of protecting the undersigned's interests in connection with this transaction.

H. The undersigned is acquiring the Interests subscribed for herein solely for the undersigned's own account, for investment, and not with a view to the distribution or resale of such Interests.

I. The undersigned understands that: there are substantial restrictions on the transferability of the Interests; investors in the Company have no rights to require the Interests to be registered under the Act or the securities laws of any state; there will be no public market for the Interests; and it will not be possible for the undersigned to liquidate the undersigned's investment in the Company at any given time and accordingly, the undersigned may have to hold the Interests, and bear the economic risk of this investment, indefinitely.

J. If the undersigned is an individual, the undersigned has the legal capacity and authority to execute, deliver, and perform the undersigned's obligations under this Subscription Agreement. If the undersigned is a corporation, partnership, trust, or other entity, the person executing this Subscription Agreement has the full power and authority to execute and deliver this Subscription Agreement on behalf of the subscribing entity, and such entity is duly formed and organized, validly existing, and in good standing under the laws of its jurisdiction of formation, and such entity is authorized by its governing documents to execute, deliver, and perform its obligations under this Subscription Agreement and to become a shareholder in the Company. Furthermore, such investment is in accordance with all laws applicable to the undersigned's operations.

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K. If the undersigned is an entity, it has not been organized for the specific purpose of acquiring the Interests or if it has been organized for the specific purpose of acquiring Interests, each of its beneficial owners is separately an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Act.

L. If the undersigned is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in making the proposed investment he is aware of and has taken into consideration the applicable fiduciary standards of conduct under ERISA, including, but not limited to the prudence and diversification requirements of Section 404(a)(1) of ERISA.

M. Any person who renders services to, maintains, or contributes to any "Employee Benefit Plan" that is a shareholder is referred to as an "Interested Person." If the undersigned is not itself an Employee Benefit Plan (as defined in the Memorandum), the undersigned warrants and represents to the officers and the Company that it is not and will not become an Interested Person, is not a 10%-or-more owner of an Interested Person and is not owned 50%-or-more by an Interested Person. If the undersigned is subject to ERISA, in making the proposed investment the undersigned is aware of and has taken into consideration the diversification requirements of Section 404(a)(1)(C) of ERISA.

N. Under penalties of perjury, the undersigned represents, warrants, and certifies that the undersigned is not subject to "back up withholding" pursuant to Section 3406 of the Internal Revenue Code of 1986, as amended, and that the undersigned has provided the undersigned's correct tax identification number below.

O. The undersigned confirms that Interests were not offered to the undersigned by any means of general solicitation or general advertising, that the undersigned has received no representations, warranties or written communications with respect to the offering of Interests other than those contained in the Memorandum, and in entering into this transaction the undersigned is not relying upon any information other than that contained in the Memorandum and the results of the undersigned's own independent investigation.

P. The undersigned acknowledges that the undersigned has been advised to consult with the undersigned's own attorney regarding legal matters concerning the Company and to consult with the undersigned's tax advisor regarding the tax consequences of participating in the Company.

Q. In the event that this subscription is accepted, the undersigned agrees that the representations, warranties and agreements set forth in this Subscription Agreement and in the Suitability Questionnaire shall survive the acceptance of this subscription.

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R. Special Representation and Warranty by New York Residents:

The undersigned understands that the offering of these securities has not been reviewed by the Attorney General of the state of New York because of the Company’s representations that this is intended to be a non-public offering pursuant to SEC Regulation D, and that if all the conditions and limitations of Regulation D are not complied with, the offering will be resubmitted to the Attorney General for amended exemption. The undersigned further understands that any offering literature used in connection with this Offering has not been reviewed by the Attorney General. The securities are being purchased for the undersigned's own account for investment, and not for distribution or resale to others. The undersigned agrees that the undersigned will not sell or otherwise transfer these securities unless they are registered under the Federal Securities Act of 1933 or unless an exemption from such registration is available. The undersigned represents that the undersigned has adequate means of providing for his current needs and possible personal contingencies and that the undersigned has no need for liquidity of this investment.

The undersigned further understands that all documents, records, and books pertaining to the investment have been made available for inspection by his attorney, his accountant and/or his offeree representative and himself, and that the books and records of the Company will be available upon reasonable notice, for inspection by investors at reasonable hours at its principal place of business.

4. Reliance on Representations and Warranties; Notification Requirements. The undersigned understands the meaning of the representations and warranties contained in this Subscription Agreement and in the Purchaser Questionnaire (the "Suitability Questionnaire") and understands and acknowledges that the Company and the officers are relying upon the representations and warranties contained in this Subscription Agreement and in the Suitability Questionnaire in determining whether the offering is eligible for exemption from the registration requirements contained in the Act and in determining whether to accept the subscription tendered hereby. The undersigned represents and warrants that the information contained in this Subscription Agreement and in the Suitability Questionnaire is true and correct as of the date hereof and agrees to notify immediately the officers of any changes in such information (or, if there have been any changes in the information provided to the Company by the undersigned in the Suitability Questionnaire since the date the Suitability Questionnaire was furnished, the undersigned has advised the Company in writing of such changes). The undersigned hereby agrees to indemnify and hold harmless the Company, the officers and each shareholder of the Company, and its and their officers, directors, agents and employees from and against any and all losses, damages, expenses, liabilities or reasonable attorneys' fees (including attorneys' fees and expenses incurred in a securities or other action in which no judgment in favor of the undersigned is rendered) due to or arising out of a breach of any representation or warranty of the undersigned, whether contained in this Subscription Agreement or the Suitability Questionnaire. Notwithstanding any of the representations, warranties, acknowledgments, or agreements made in this Subscription Agreement and in the Suitability Questionnaire by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to the undersigned under federal or state securities law, except the right to a trial by jury, the right to bring a class action, and all other rights waived by agreeing to the arbitration provision herein.

5. Special Risk Disclosure. The undersigned understands that an investment in the Securities involves special risks, the undersigned understands those risks (including without limitation the risks set forth in the Memorandum), and the undersigned is assuming such risks. The undersigned acknowledges and is aware that the Securities are speculative investments which involve a high degree of risk of loss by Holder of his, her or its entire investment in the Company. The undersigned agrees and acknowledges that it is the undersigned’s sole responsibility for "due diligence" investigation of the Company and the financial prospects of the Company.

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6. Representations, Warranties and Covenants of the Company. The Company hereby makes the following representations and warranties to Holder:

A. The Company is a Nevada corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and has all powers and all material governmental licenses, authorizations, consents, and approvals required to carry on its business as now conducted and the Company is duly qualified as a foreign entity, licensed, and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business, or the character and location of its property, business, or customers.

B. The execution and delivery by the Company of this Agreement, the offer, issuance, and delivery of the Securities, and the performance by the Company of its obligations hereunder: (a) are within the corporate power or legal capacity of the Company; (b) have been duly authorized by all necessary corporate action; and (c) do not contravene, or constitute a default under, any provision of applicable law or regulation, or of the charter or bylaws of the Company, or of any agreement, judgment, injunction, order, decree, or other instrument binding upon the Company.

C. The Securities offered hereunder, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, will have the rights, preferences and privileges specified in the Articles of Organization and will be free and clear of all liens and restrictions.

D. Subject to the accuracy of Holder’s representations appearing herein and any post closing filings as may be required, the offer, issue and sale of the Securities are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

E No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Company or any Investor for any commission, fee or other compensation as a finder or broker, or in any similar capacity.

F. The Company has not agreed to register under the Securities Act any of its authorized or outstanding securities.

G. This Agreement constitutes a valid and binding agreement of the Company.

H. Except as otherwise disclosed to Holder, there is no action, suit, or proceeding pending against, or to the knowledge of the Company threatened against the Company either before any court or arbitrator, or any governmental body, agency, or official which could reasonably be expected to question the validity of any investment in the Securities hereunder.

I. The Company has filed all material tax returns that are required to be filed by it and has paid all taxes due pursuant to such returns before any such taxes become delinquent or any penalty accrued with respect thereto, or pursuant to any assessment received by it, except for any such taxes being diligently contested in good faith and by appropriate proceedings.

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J. To the best of its knowledge, the Company is in compliance in all material respects with all applicable laws, rules, and regulations, other than such laws, rules or regulations: (i) the validity or applicability of which the Company is contesting in good faith by appropriate proceedings, or (ii) failure to comply with which cannot reasonably be expected to have material adverse consequences to the Company.

K. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with, or infringement of the rights of, others. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the copyrights, trade secrets, or other proprietary rights or processes of any other person or entity. The Company is not aware that any of its officers or employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such officers or employee’s best efforts to promote the interests of the Company or that would conflict with the Company’s business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as proposed, will, to the best of the Company’s knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated.

L. To the best of the Company’s knowledge, the Company is not in violation of, or in default under, any term or provision of any charter, by law, mortgage, indenture, agreement, instrument, statute, rule, regulation, judgment, decree, order, writ, or injunction applicable to it.

7. Assignability. The undersigned agrees not to transfer or assign this Subscription Agreement, or any interest of the undersigned therein. This Subscription Agreement and the representations and warranties contained herein shall be binding upon the heirs, executors, administrators, and other successors of the undersigned and this Subscription Agreement shall inure to the benefit of and be enforceable by the Company. If there is more than one signatory hereto, the obligations, representations, warranties, and agreements of the undersigned are made jointly and severally.

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8. Applicable Law and Arbitration. This Agreement shall be construed in accordance with the laws of the State of California, without regard to principles of conflicts of law. The Parties agree that any dispute arising out of or relating to an investment pursuant to this Agreement or concerning this Agreement, including but not limited to disputes as to arbitrability and all disputes with the Company or any of its Placement Agents or Dealers, or any employee, agent, representative, officer, director or attorney of the Company or any Placement Agent or Dealer, shall be resolved through final, binding, non-appealable arbitration, before a single, neutral arbitrator, at JAMS, in Los Angeles County, California in accordance with the rules and regulations of the American Arbitration Association. Venue of all arbitration shall be JAMS Dispute Resolution Center, Los Angeles County, California. The Parties agree that each side will pay fifty percent (50%) of the cost of any arbitration proceedings. Judgment on any arbitration award may be entered in any Court having jurisdiction. Any arbitration award shall be in United States Dollars and may be enforced in any jurisdiction in which the party against whom enforcement is sought maintains assets. The Parties agree that the arbitrator shall enforce the plain terms of this Agreement, notwithstanding any law or policy to the contrary. The Parties agree to limit their respective testimony at any arbitration hearing to three hours per side. HOLDER HEREBY WAIVES ANY RIGHT TO SEEK ANY TYPE OF DAMAGES OTHER THAN COMPENSATORY DAMAGES, INCLUDING BUT NOT LIMITED TO CONSEQUENTIAL DAMAGES AND PUNITIVE DAMAGES. HOLDER HEREBY FURTHER WAIVES THE RIGHT TO A TRIAL BY JURY, THE RIGHT TO BRING A CLASS ACTION SUIT, AND OTHER POTENTIAL REMEDIES THAT OTHERWISE MAY BE AFFORDED BY LAW. THIS IS A CLASS ACTION WAIVER THAT APPLIES TO ALL DISPUTES ARISING OUT OF THIS INVESTMENT, INCLUDING BUT NOT LIMITED TO ANY DISPUTES WITH THE COMPANY, ITS PLACEMENT AGENT, OR ITS DEALERS, AND ALL OF THEIR EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, OR ATTORNEYS.

9. Power of Attorney. In connection with the undersigned's subscription for Interests, the undersigned hereby irrevocably constitutes and appoints the officers with full power of substitution, as the undersigned's true and lawful representative and attorneys-in-fact, granting unto such attorneys-in-fact full power of substitution and with full power and authority in the undersigned's name, place and stead to make, execute, acknowledge, deliver, swear to, file and record in all necessary or appropriate places: (a) all documents, certificates or instruments that the officers deems appropriate to qualify, continue or terminate the Company as a shareholder in the jurisdictions in which the Company may conduct business; (b) all instruments that the officers deem appropriate to reflect a change or modification of the Company in accordance with the terms of the Company’s governing documents; (c) all other certificates, documents and instruments with any jurisdiction that the officers deems appropriate to carry out the business of the Company; and (d) all conveyances and other instruments that the officers deem appropriate to effect the dissolution and liquidation of the Company.

This Power of Attorney is coupled with an interest, is irrevocable, and shall survive the death, dissolution, incompetence or incapacity of the undersigned or an assignment by the undersigned of the undersigned's Interests except that where the assignee thereof has been admitted to the Company as a substituted shareholder, this Power of Attorney shall survive such assignment for the sole purpose of enabling the officers to execute, acknowledge and file any certificate, instrument, or document necessary or appropriate to effect such substitution.

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The undersigned hereby agrees to be bound by all of the representations of the attorney-in-fact and waives any and all defenses that may be available to the undersigned to contest, negate or disaffirm the actions of the attorney-in-fact or its successors under this Power of Attorney, and hereby ratifies and confirms all acts that said attorney-in-fact may tax as attorney-in-fact hereunder in all respects, as though performed by the undersigned.

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

Subscriber

Full Legal Name of Subscriber (Please print)	Full Legal Name of Co-Subscriber (if applicable)

Signature of (or on behalf of) Subscriber	Signature of or on behalf of Co-Subscriber (if applicable)

Name:
Title:

Address of Subscriber	Address of Co-Subscriber (if applicable)

Social Security or Taxpayer	Social Security or Taxpayer Identification
Identification Number of Subscriber	Number of Co-Subscriber (if applicable)

Total Dollar Amount of Investment

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To subscribe to REALCO INTERNATIONAL, INC.:

1 Read the Confidential Private Placement Memorandum and consult with your advisors.

2. Accredited Individual Investors: Complete the following instruments annexed hereto:

–	Accredited Individual Investor Questionnaire
–	If represented by a purchaser representative, that representative must complete the Purchaser Representative Questionnaire, annexed hereto.

3. Read the Subscription Agreement and, together with your advisors, complete fully.

4. Return completed documentation, with payment pursuant to the following instructions:

Payment of the purchase price may be made by bank wire transfer to:

Signature Bank, Escrow Agent

261 Madison Avenue

New York, NY 10016

For credit to: “Realco International, Inc.”

Account Number: 1502567264

ABA Number: 026013576

Swift Code: SIGNUS33

5. Return of Documents. Copies of the signed Subscription Agreement, Investor Questionnaire and other subscription-related documents should be delivered to the Company c/o

_____________

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ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ____ day of ____________ 2015.

$
Units subscribed for	Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	☐	Joint Tenants with Right of Survivorship	8.	☐	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	☐	Community Property	9.	☐	Married with Separate Property
4.	☐	Tenants in Common	10.	☐	Keogh
5.	☐	Corporation/Partnership/ Limited Liability Company	11.	☐	Tenants by the Entirety
6.	☐	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THE NEXT PAGE.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE THE PAGE THEREAFTER.

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EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held
_________________________________ Name (Please Print)	_________________________________ Name of Additional Purchaser
_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser
_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code
_________________________________ Social Security Number	_________________________________ Social Security Number
_________________________________ Telephone Number	_________________________________ Telephone Number
_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)
_________________________________ EMail	________________________________ EMail (if available)
_________________________________ (Signature)	________________________________ (Signature of Additional Purchaser)
ACCEPTED this ______ day of _______________ 2015, on behalf of the Company.

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EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________ Name of Entity (Please Print)
Date of Incorporation or Organization: _____________________________________________________________________________________
State of Principal Office: ________________________________________________________________________________________________

Federal Taxpayer Identification Number: ____________________________________________________________________________________

____________________________________________

Office Address

____________________________________________

City, State and Zip Code

____________________________________________

Telephone Number

____________________________________________

Fax Number (if available)

____________________________________________

E-Mail (if available)

By: _________________________________ Name: Title:
[seal] Attest: _________________________________ (If Entity is a Corporation)	____________________________________ ____________________________________ Address

ACCEPTED this _______ day of _______________ 2015, on behalf of the Company.
By: _________________________________
Chief Executive Officer
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VERIFICATION OF INVESTMENT ADVISOR/BROKER

I state that I am familiar with the financial affairs and investment objectives of the investor named above and reasonably believe that a purchase of the Securities is a suitable investment for this investor and that the investor, either individually or together with his or her purchaser representative, understands the terms of an is able to evaluate the merits of this Offering. I acknowledge:

(a)	that I have reviewed the Memorandum, Subscription Agreement and forms of securities presented to me, and attachments (if any) thereto;

(b)	that the Subscription Agreement and attachments thereto have been fully completed and executed by the appropriate party; and

(c)	that the subscription will be deemed received by the Company upon acceptance of the Subscription Agreement.

Broker/Dealer	Account Executive or Investment Advisor

(Name of Broker/Dealer)	(Signature)

(Street Address of Broker/Dealer Office)	(Print Name)

(City of Broker/Dealer Office) (State) (Zip)	(Representative I.D. Number)

(___) ______-_____________________
(Telephone Number of Broker/Dealer Office)	(Date)

(___) ______-_____________________
(Fax Number of Broker/Dealer Office)	(E-mail Address of Account Executive)

Date

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